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                         STATEMENT OF ADDITIONAL INFORMATION

                               THE FBR FAMILY OF FUNDS

                             FBR FINANCIAL SERVICES FUND

                             FBR SMALL CAP FINANCIAL FUND

                           FBR SMALL CAP GROWTH/VALUE FUND

                                    JUNE 30, 1997

                           AS SUPPLEMENTED JANUARY 29, 1998

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of The FBR Family of Funds, dated the same date as the date hereof (the "Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing to: The FBR Family of Funds, Potomac Tower, 1001 Nineteenth Street North, Arlington, Virginia 22209, or by telephoning toll-free 1-888-888-0025.

TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES. . . . . . . . . . . . . . . . . .     2
INVESTMENT LIMITATIONS AND RESTRICTIONS . . . . . . . . . . . . . . .    16
VALUATION OF PORTFOLIO SECURITIES . . . . . . . . . . . . . . . . . .    18
PERFORMANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    19
ADDITIONAL REDEMPTION INFORMATION . . . . . . . . . . . . . . . . . .    21
DIVIDENDS AND DISTRIBUTIONS . . . . . . . . . . . . . . . . . . . . .    22
TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    22
TRUSTEES AND OFFICERS . . . . . . . . . . . . . . . . . . . . . . . .    23
ADVISORY AND OTHER CONTRACTS. . . . . . . . . . . . . . . . . . . . .    26
ADDITIONAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . .    29
APPENDIX A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   A-1
FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . . . . . . . .   B-7

INVESTMENT ADVISER
FBR Fund Advisers, Inc.

DISTRIBUTORS
Friedman, Billings, Ramsey & Co., Inc.
FBR Direct, Inc.

ADMINISTRATOR
Bear Stearns Funds Management Inc.

ADMINISTRATION AND ACCOUNTING SERVICES/
TRANSFER AGENT
PFPC Inc.

CUSTODIAN
Custodial Trust Company

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                         STATEMENT OF ADDITIONAL INFORMATION

The FBR Family of Funds (the "Trust") is an open-end management investment company. The Trust currently consists of four series of units of beneficial interest ("shares"). The outstanding shares represent interests in the FBR Financial Services Fund (the "Financial Services Fund"), FBR Small Cap Financial Fund (the "Small Cap Financial Fund"), the FBR Information Technologies Fund (the "Information Technologies Fund") and the FBR Small Cap Growth/Value Fund (the "Growth/Value Fund") (collectively, the "Funds"). This Statement of Additional Information relates to each fund, except FBR Information Technologies Fund. Currently, shares of the Information Technologies Fund are not being offered. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Funds should be made without first reading the Funds' Prospectus.

                          INVESTMENT OBJECTIVES AND POLICIES

ADDITIONAL FUND DESCRIPTIONS - FINANCIAL SERVICES FUND AND SMALL CAP FINANCIAL FUND.

The Financial Services Fund and the Small Cap Financial Fund invest primarily within the investment areas described below.

FINANCIAL SERVICES FUND.   The Financial Services Fund invests in companies
providing financial services to consumers and industry. Companies in the financial services group of industries include: commercial banks, savings and loan associations, consumer and industrial finance companies, securities brokerage companies, real estate-related companies, leasing companies and holding companies for each of the foregoing, and a variety of firms in all segments of the insurance field such as multi-line, property, casualty, and life insurance.

The financial services area is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance fields. Moreover, the federal laws generally separating commercial and investment banking are currently being studied by Congress.

Banks, savings and loan associations, and finance companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make and the interest rates and fees they can charge. The profitability of these groups is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. In addition, general economic conditions are important to the operations of these concerns, with exposure to credit losses resulting from possible financial difficulties of borrowers potentially having an adverse effect. Insurance companies are likewise subject to substantial governmental regulation, predominantly at the state level, and may be subject to severe price competition.

Commission regulations provide that the Fund may not invest more than 5% of its assets in the securities of any one company that derives more than 15% of its revenues from brokerage or investment management activities. These companies as well as those deriving more than 15% of profits from brokerage and investment management activities will be considered to be "principally engaged" in the Fund's business activity.

SMALL CAP FINANCIAL FUND. The Small Cap Financial Fund invests in companies providing financial services to consumers and industry with an emphasis on those companies engaged in investing in real


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estate, usually through mortgage and other consumer-related loans.  These companies may also offer other financial services such as discount brokerage services, insurance products, leasing services, and joint venture financing. Investments may include mortgage banking companies, government-sponsored enterprises, real estate investment trusts, consumer finance companies, and similar entities, as well as savings and loan associations, savings banks, building and loan associations, cooperative banks, commercial banks, and similar depository institutions. The Fund may hold securities of U.S. depository institutions whose customer deposits are insured by the Savings Association Insurance Fund or the Bank Insurance Fund.

The residential real estate finance industry has changed rapidly over the last decade and is expected to continue to change. Factors expected to continue driving change among the smaller capitalization issues include regulatory changes, consolidation, mutual conversion activity, management changes, residential loan demand, credit trends, interest rate movements and new business development.

The Fund will be influenced by, among other things, potential regulatory changes, interest rate movements, the level of home mortgage demand, and residential delinquency trends.

ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS.

The following descriptions supplement the investment policies of each Fund set forth in the Prospectus. Each Fund's investments in the following securities and other financial instruments are subject to the investment policies and limitations described in the Prospectus and this Statement of Additional Information.

SHORT-TERM OBLIGATIONS. With respect to each Fund there may be times when, in the opinion of the Adviser, adverse market conditions exist, including any period during which it believes that the return on certain money market type instruments would be more favorable than that obtainable through a Fund's normal investment programs. Accordingly, for temporary defensive purposes, each Fund may hold up to 100% of its total assets in cash and/or short-term obligations. To the extent that a Fund's assets are so invested, they will not be invested so as to meet its investment objective. The short-term instruments may include high grade liquid debt securities such as variable amount master demand notes, commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements which mature in less than seven days and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Bankers' acceptances are instruments of the U.S. banks which are drafts or bills of exchange "accepted" by a bank or trust company as an obligation to pay on maturity. Money market instruments may carry fixed, variable, or floating interest rates. A security's credit may be enhanced by a bank, insurance company, or other entity. Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets so that they are eligible investments for money market funds. If the structure does not perform as intended, adverse tax or investment consequences may result.

CONVERTIBLE SECURITIES. The Funds may invest in all types of common stocks and equivalents (such as convertible debt securities and warrants) and preferred stocks. The Funds may invest in convertible securities which may offer higher income than the common stocks into which they are convertible. The convertible securities in which the Funds may invest consist of bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. A Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock or sell it to a third party. Thus, a Fund may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer

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chooses to do so, this action could have an adverse effect on the Fund's ability to achieve its investment objectives.

ASSET-BACKED SECURITIES. Asset-backed securities include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support.

STRUCTURED SECURITIES. Structured securities employ a trust or other similar structure to modify the maturity, price characteristics or quality of financial assets. For example, structural features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service ("IRS") nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity or tax treatment of the income received from these securities or the nature and timing of distributions made by a Fund. The payment of principal and interest on structured securities may be largely dependent on the cash flows generated by the underlying financial assets.

VARIABLE OR FLOATING RATE SECURITIES. Variable or floating rate securities provide for periodic adjustments of the interest rate paid. Variable rate securities provide for a specific periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities have put features.

SWAP AGREEMENTS. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The Funds are not limited to any particular form of swap agreement if the Adviser determines it is consistent with a Fund's investment objective and policies.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specific interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price.

The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In

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addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. Each Fund expects to be able to eliminate its exposure under swap agreements whether by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Each Fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

INDEXED SECURITIES. The Funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the value of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies. Indexed securities may be more volatile than the underlying instruments.

STRIPPED SECURITIES. The Funds may also purchase separately traded interest and principal component parts of such obligations that are transferable through the Federal book entry system, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES"). These instruments are issued by banks and brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owner of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").

STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.
This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations. Bonds issued by the Resolution Funding Corporation (REFCORP) can also be stripped in this fashion. REFCORP Strips are eligible investments for the Funds.

ZERO COUPON BONDS. The Funds are permitted to purchase zero coupon bonds. Zero coupon bonds are purchased at a discount from the face amount because the buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yields on the zero coupon bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period of maturity. Although zero coupon bonds do not pay interest to holders prior to maturity, U.S. Federal income tax law requires a Fund to recognize as interest income a portion of the bond's discount each year and this income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in a Fund elect to receive their dividends in cash rather than reinvest such dividends in additional shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sales of portfolio securities. In such cases, the Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

REAL ESTATE-RELATED INSTRUMENTS. Real estate-related instruments include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as real estate values, property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

REPURCHASE AGREEMENTS. Under the terms of a repurchase agreement, a Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund was delayed pending court action. Repurchase agreements are considered to be loans by the staff of the Commission.

REVERSE REPURCHASE AGREEMENTS. As discussed in the Prospectus, each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the Fund's investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at the mutually agreed-upon date and price. The Funds intend to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Such assets will include U.S. Government securities or other liquid, high-grade debt securities. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the

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price at which the Fund is obligated to repurchase the securities.  Reverse repurchase agreements are considered to be borrowing by a Fund under the 1940
Act.

LOWER-RATED DEBT SECURITIES. The Funds may purchase lower-rated debt securities, commonly referred to as "junk bonds" (those rated below the fourth highest grade by a nationally recognized statistical ratings organization ("NRSRO") and unrated securities judged by the Adviser to be of equivalent quality), that have poor protection with respect to the payment of interest and repayment of principal, or that may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-rated debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructuring. Past experience may not provide an accurate indication of future performance of the high-yield bond market, especially during periods of economic recession.

The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-rated debt securities and the Fund's ability to sell these securities.

Since the risk of default is higher for lower-rated debt securities, the Adviser's research and credit analysis are an especially important part of managing securities of this type held by the Funds. In considering investments for the Funds, the Adviser will attempt to identify those issuers of high-yielding debt securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its right as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

ILLIQUID INVESTMENTS. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business, within seven days, at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of each Fund's investments and, through reports from the Adviser, the Board of Trustees monitors investments in illiquid instruments. In determining the liquidity of a Fund's investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Investments currently considered by the Funds to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. Also, the Adviser may determine some over-the-counter options, restricted securities and loans and other direct debt instruments, and swap agreements to be illiquid. In the

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absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participation), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Funds in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Funds to supply additional cash to the borrower on demand.

FOREIGN INVESTMENT. The Funds may invest in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including American Depositary Receipts ("ADRs") and securities purchased on foreign securities exchanges and over-the-counter. Permissible investments include:
Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs") which are U.S. dollar-denominated certificates of deposit issued by Canadian offices of major Canadian Banks. Such investment may subject the Funds to significant investment risks that are different from, and additional to, those related to investments in obligations of U.S. domestic issuers or in U.S. securities markets.

The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects.

The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The Funds may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY TRANSACTIONS. Each Fund may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. A Fund will convert currencies on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

Each Fund may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Funds. The Funds may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

When a Fund agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Funds may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Adviser.

The Funds may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling -- for example, by entering into a forward contract to sell Deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. For example, if a Fund held investments denominated in Deutschemarks, the Fund could enter into forward contracts to sell Deutschemarks and purchase Swiss Francs. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.

Under certain conditions, Commission guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by Commission guidelines, the Funds will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Funds will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of currency management strategies will depend on the Adviser's skill in analyzing and predicting currency values. Currency management strategies may substantially change a Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as the Adviser anticipates. For example, if a currency's value rose at a time when the Adviser had hedged a Fund by selling that currency in exchange for U.S. dollars, the Fund would be unable to participate in the currency's appreciation. If the Adviser hedges currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Adviser increases a Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that the Adviser's use of currency management strategies will be advantageous to a Fund or that it will hedge at an appropriate time.

FUTURES CONTRACTS. The Funds may enter into futures contracts, options on futures contracts and stock index futures contracts and options thereon for the purposes of remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The acquisition of put and call options on futures contracts will, respectively, give the Funds the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or U.S. Government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. A Fund expects to earn interest income while its margin deposits are held pending performance on the futures contract.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek, through the sale of futures, contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

A Fund's ability to effectively utilize futures trading depends on several factors. First, it is possible that there will not be a perfect price correlation between the futures contracts and their underlying stock index. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. A Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. A Fund will not enter into futures contract transactions for purposes other than bona fide hedging purposes to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed one third of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.

The Trust, on behalf of each Fund, has undertaken to restrict its futures contract trading as follows: first, a Fund will not engage in transactions in futures contracts for speculative purposes; second, a Fund will not market its funds to the public as commodity pools or otherwise as vehicles for trading in the commodities futures or commodity options markets; third, a Fund will disclose to all prospective shareholders the purpose of and limitations on its commodity futures trading; fourth, a Fund will submit to the CFTC special calls for information. Accordingly, registration as a commodities pool operator with the CFTC is not required.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Commission. Under those requirements, where a Fund has a long position in a futures contract, it may be required to establish a segregated account

(not with a futures commission merchant or broker, except as may be permitted under Commission rules) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by a Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker, except as may be permitted under Commission rules) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if a Fund "covers" a long position. For example, instead of segregating assets, a Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund. In addition, where a Fund takes short positions, or engages in sales of call options, it need not segregate assets if it "covers" these positions. For example, where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. A Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. A Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

In addition, the extent to which a Fund may enter into transactions involving futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a registered investment company and the Fund's intention to qualify as such.

RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which may also cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchaser or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by a Fund are only for hedging purposes, the Adviser believes that the Fund is generally not subject to risks of loss exceeding those that would be undertaken if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Utilization of futures transactions by a Fund involves the risk of imperfect or no correlation where the securities underlying futures contract have different maturities than the portfolio securities being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

OPTIONS. The Funds may purchase and sell put and call options on their portfolio securities to enhance investment performance and to protect against changes in market prices.

COVERED CALL OPTIONS. A Fund may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

In return for the premium received when it writes a covered call option, a Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

A Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

COVERED PUT OPTIONS. A Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

A Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

PURCHASING PUT AND CALL OPTIONS. A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

A Fund may also purchase put and call options to attempt to enhance its current return.

OPTIONS ON FOREIGN SECURITIES. The Funds may purchase and sell options on foreign securities if a Fund's Adviser believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

RISKS INVOLVED IN THE SALE OF OPTIONS. Options transactions involve certain risks, including the risks that a Fund's Adviser will not forecast interest rate or market movements correctly, that a Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of a Fund's Adviser to forecast market and interest rate movements correctly.

An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when its Adviser believes it is inadvisable to do so.

Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict a Fund's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Trust and other clients of the Adviser may be considered such a group. These position limits may restrict the Funds' ability to purchase or sell options on particular securities.

Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by The Options Clearing Corporation.

Government regulations, particularly the requirements for qualification as a "regulated investment company" under the Internal Revenue Code, may also restrict the Funds' use of options.

SPECIAL EXPIRATION PRICE OPTIONS. The Funds may purchase over-the-counter ("OTC") puts and calls with respect to specified securities ("special expiration price options") pursuant to which the Funds in effect may create a custom index relating to a particular industry or sector that the Adviser believes will increase or decrease in value generally as a group. In exchange for a premium, the counterparty, whose performance is guaranteed by a broker-dealer, agrees to purchase (or sell) a specified number of shares of a particular stock at a specified price and further agrees to cancel the option at a specified price that decreases straight line over the term of the option. Thus, the value of the special expiration price option is comprised of the market value of the applicable underlying security relative to the option exercise price and the value of the remaining premium. However, if the value of the underlying security increases (or decreases) by a prenegotiated amount, the special expiration price option is canceled and becomes worthless. A portion of the dividends during the term of the option are applied to reduce the exercise price if the options are exercised. Brokerage commissions and other transaction costs will reduce these Funds' profits if the special expiration price options are exercised. A Fund will not purchase special expiration price options with respect to more than 25% of the value of its net assets, and will limit premiums paid for such options in accordance with state securities laws.

LEAPS. The Growth/Value Fund may purchase certain long-term exchange-traded equity options called Long-Term Equity Anticipation Securities ("LEAPs"). LEAPs provide a holder the opportunity to participate in the underlying securities' appreciation in excess of a fixed dollar amount. The Growth/Value Fund will not purchase these options with respect to more than 25% of the value of its net assets.

LEAPs are long-term call options that allow holders the opportunity to participate in the underlying securities' appreciation in excess of a specified strike price, without receiving payments equivalent to any cash dividends declared on the underlying securities. A LEAP holder will be entitled to receive a specified number of shares of the underlying stock upon payment of the exercise price, and therefore the LEAP will be exercisable at any time the price of the underlying stock is above the strike price. However, if at expiration the price of the underlying stock is at or below the strike price, the LEAP will expire worthless.

SHORT SALES. Each Fund may seek to hedge investments or realize additional gains through the use of short sales. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.

SECURITIES LENDING. Each Fund may lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. A Fund must receive a minimum of 100% collateral, plus any interest due in the form of cash or U.S. Government securities. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement. Loans will be subject to termination by the Fund or the borrower at any time. While the Fund will not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trustees. Each Fund will limit its securities lending to 33 1/3% of total assets.

INVESTMENT COMPANY SECURITIES. Each Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. The Adviser will waive its investment advisory fees as to all assets invested in other investment companies. Because such other investment companies employ an investment adviser, such investment by a Fund will cause shareholders to bear duplicative fees, such as management fees, to the extent such fees are not waived by the Adviser.

WHEN-ISSUED SECURITIES. Each Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time.
When a Fund agrees to purchase securities on a when-issued basis, the Fund's custodian must set aside cash or liquid portfolio securities equal to the amount of that commitment in a separate account, and may be required to subsequently place additional assets in the separate account to reflect any increase in the Fund's commitment. Prior to delivery of when-issued securities, their value is subject to fluctuation and no income accrues until their receipt. A Fund engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, and not for investment leverage. In when-issued and delayed delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

                       INVESTMENT LIMITATIONS AND RESTRICTIONS

The following investment restrictions are fundamental with respect to each Fund and may be changed only by a vote of a majority of the outstanding shares of the Fund as defined in "Additional Information - Miscellaneous" of this Statement of Additional Information).

EACH FUND MAY NOT:

1. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

2. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.

3. Issue any senior security (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), except that (a) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, a Fund may borrow money as authorized by the 1940 Act.

4. Borrow money, except that (a) a Fund may enter into commitments to purchase securities in accordance with its investment program, including when issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund's total assets; and (b) a Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. Any borrowing representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments.

5. Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

6. Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "1933 Act") in the disposition of restricted securities.

7. With respect to 75% (50%, with respect to the Growth/Value Fund) of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

8. (a) With respect to the Financial Services Fund and the Small Cap Financial Fund, purchase the securities of any issuer if, as a result, less than 25% of a Fund's total assets would be invested in the securities of issuers principally engaged in the financial services group of industries; and (b) with respect to Growth/Value Fund, purchase the securities of an issuer if, as a result, more than 25% of its total assets would be invested in the securities of companies whose principal business activities are in the same industry. These limitations do not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

The following restrictions are not fundamental and may be changed without shareholder approval:

1. No Fund will purchase or retain securities of any issuer if the officers or Trustees of the Trust or the officers or directors of its investment adviser owning beneficially more than one half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

2. No Fund will invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years of continuous operation.

3. No Fund will invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which a Fund has valued them. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of, or securities otherwise subject to restrictions on resale under the 1933 Act ("Restricted Securities"), shall not be deemed illiquid solely by reason of being unregistered. The Adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

4. No Fund will purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

5. Each Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

GENERAL. The policies and limitations listed above supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

The investment policies of a Fund may be changed without an affirmative vote of the holders of a majority of the Fund's outstanding voting securities unless
(1) a policy is expressly deemed to be a fundamental policy of the Fund or (2) a policy is expressly deemed to be changeable only by such majority vote.

                          VALUATION OF PORTFOLIO SECURITIES

Portfolio securities are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Funds' Board of Trustees. Expenses and fees, including the management fee and distribution and service fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Funds' shares.

Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Board of Trustees, are valued at fair value as determined in good faith by the Board of Trustees. The Board of Trustees will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Trustees generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board of Trustees if the Trustees believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Trustees.

NEW YORK STOCK EXCHANGE CLOSINGS. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

                                     PERFORMANCE

From time to time the "standardized yield," "dividend yield," "average annual total return," "total return," and "total return at net asset value" of an investment in Fund shares may be advertised. An explanation of how yields and total returns are calculated and the components of those calculations are set forth below.

Yield and total return information may be useful to investors in reviewing a Fund's performance. A Fund's advertisement of its performance must, under applicable Commission rules, include the average annual total returns for the Fund for the 1, 5 and 10 year period (or the life of the Fund, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in a Fund is not insured; its yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Trust of future yields or rates of return on its shares. The yield and total returns of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and operating expenses.

STANDARDIZED YIELD. A Fund's "yield" (referred to as "standardized yield") for a given 30 day period for a class of shares is calculated using the following formula set forth in rules adopted by the Commission that apply to all funds that quote yields:
                                           6
          STANDARDIZED YIELD = 2 [(a-b + 1)  - 1]
                                   ---
                                   cd

The symbols above represent the following factors:

          a    =    dividends and interest earned during the 30-day period.

          b    =    expenses accrued for the period (net of any expense
                    reimbursements).

          c    =    the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.

          d    =    the maximum offering price per share of the class on the
                    last day of the period, adjusted for undistributed net investment income.

The standardized yield for a 30 day period may differ from its yield for any other period. The Commission formula assumes that the standardized yield for a 30 day period occurs at a constant rate for a six month period and is annualized at the end of the six month period. This standardized yield is not based on actual distributions paid by a Fund to shareholders in the 30 day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield," described below.

DIVIDEND YIELD AND DISTRIBUTION RETURNS. From time to time a Fund may quote a "dividend yield" or a "distribution return." Dividend yield is based on the share dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of Fund) on the last day of the period.

DIVIDEND YIELD  =      DIVIDENDS        +  NUMBER OF DAYS (ACCRUAL PERIOD) X 365
                  -------------------
                  MAX. OFFERING PRICE
                 (LAST DAY OF PERIOD)

The maximum offering price for shares includes the maximum front-end sales charge, if any.

From time to time similar yield or distribution return calculations may also be made using the net asset value (instead of its respective maximum offering price) at the end of the period.

TOTAL RETURNS. The "average annual total return" is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:
                          1n
                    (ERV)    -1 = AVERAGE ANNUAL TOTAL RETURN
                     ---
                     (P)

The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

                             (ERV)-1 = TOTAL RETURN
                              ---
                              (P)

From time to time a Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value." It is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

PERFORMANCE COMPARISONS.

          YIELD AND TOTAL RETURN. From time to time, performance information for a Fund showing its average annual total return and/or yield may be included in advertisements or in information furnished to present or prospective shareholders and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives may be included in advertisements.

          Total return and/or yield may also be used to compare the performance of a Fund against certain widely acknowledged standards or indices for stock and bond market performance. The Standard & Poor's Composite Index of 500 stocks (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange.

          The NASDAQ-OTC Price Index (the "NASDAQ Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks relative to the base measure of 100.00 on February 5, 1971. The NASDAQ Index is composed entirely of common stocks of companies traded over-the-counter and often through the National Association of Securities Dealers Automated Quotations ("NASDAQ") system. Only those over-the-counter stocks having only one market maker or traded on exchanges are excluded.

          The Shearson Lehman Government Bond Index (the "SL Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage backed securities, flower bonds and foreign targeted issues are not included in the SL Government Index.

          The Shearson Lehman Government/Corporate Bond Index (the "SL Government/Corporate Index") is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the SL Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized statistical rating agency.

          Current yields or performance will fluctuate from time to time and are not necessarily representative of future results. Accordingly, a Fund's yield or performance may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield and performance are functions of quality, composition, and maturity, as well as expenses allocated to the Fund.

                          ADDITIONAL REDEMPTION INFORMATION

REDEMPTION IN KIND. Although each Fund intends to redeem shares in cash, each Fund reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from a Fund. To the extent available, such securities will be readily marketable. Redemption in kind will be made in conformity with applicable Commission rules, taking such securities at the same value employed in determining NAV and selecting the securities in a manner the Trustees determine to be fair and equitable. The Funds have elected to be governed by Rule 18F-1 of the 1940 Act under which each Fund is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund's net asset value during any 90-day period.

SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets a Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Commission by order may permit to protect Fund shareholders.

                             DIVIDENDS AND DISTRIBUTIONS

Each Fund ordinarily declares and pays dividends from its net investment income. Each Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.

The amount of distributions may vary from time to time depending on market conditions and the composition of a Fund's portfolio.

For this purpose, the net income of a Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund's assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to the Adviser, are accrued each day. The expenses and liabilities of a Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund's share of the total net assets of the Trust.

                                        TAXES

It is the policy of each Fund to seek to qualify for the favorable tax treatment accorded regulated investment companies ("RICs") under Subchapter M of the IRS Code (the "Code") for so long as such qualification is in the best interests of its shareholders. By following such policy and distributing its income and gains currently with respect to each taxable year, each Fund expects to eliminate or reduce to a nominal amount the federal income and excise taxes to which it may otherwise be subject.

In order to qualify as a RIC, a Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, (2) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, and certain foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, and
(3) diversify its holdings so that at the end of each quarter of its taxable year (a) at least 50% of the market value of the Fund's assets is represented by cash or cash items, U.S. Government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities) or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. These requirements may restrict the degree to which a Fund may engage in short-term trading and concentrate investments. If a Fund qualifies as a RIC, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, that it distributes to shareholders with respect to each taxable year within the time limits specified in the Code.

A non-deductible excise tax is imposed on RICs that do not distribute in each calendar year an amount equal to 98% of their ordinary income for the year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the following calendar year. If distributions during a calendar year are less than the required amount, the fund is subject to a non-deductible excise tax equal to 4% of the deficiency.

Certain investment and hedging activities of a Fund, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities, are subject to special tax rules.
In a given case, these rules may accelerate income to a Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Trust will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund and its shareholders.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who has failed to provide a (or has provided an incorrect) tax identification number, or is subject to withholding pursuant to a notice from the IRS for failure to properly include on his or her income tax return payments of interest or dividends. This "backup withholding" is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Information set forth in the Prospectus and this Statement of Additional Information that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a complete explanation of the federal tax treatment of a Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax law in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.

                                TRUSTEES AND OFFICERS

BOARD OF TRUSTEES.

Overall responsibility for management of the Trust rests with the Trustees, who are elected by the shareholders of the Trust. The Trust is managed by the Trustees in accordance with the laws of the State of Delaware. There are currently five Trustees, three of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The Trustees of the Trust, their addresses, ages and their principal occupations during the past five years are as follows:


                                             Position(s) Held               Principal Occupation
Name, Address and Age                        With the Trust                 During Past 5 Years
---------------------                        -----------------              --------------------
Eric F. Billings, 44*                        Chairman, Trustee,             Vice-Chairman and Director, FBR Fund Advisers, Inc.,
Potomac Tower                                Chief Financial Officer,       Friedman, Billings, Ramsey & Co., Inc., Friedman,
1001 Nineteenth Street North                 Treasurer and Secretary        Billings, Ramsey, Investment Management, Inc. and FBR
Arlington, Virginia  22209                                                  Offshore Management Inc.

Thomas D. Eckert, 49                         Trustee                        President, Mid-Atlantic Region, Pulte Home
Pulte Home North                                                            Corporation.
2100 Reston Parkway, Suite 450
Reston, Virginia  20191

Patrick J. Keeley, 48                        Trustee                        Partner in the law firm of Fulbright & Jaworski,
Fulbright & Jaworski, L.L.P.                                                L.L.P.
801 Pennsylvania Avenue, N.W.
Washington, D.C.  20004

C. Eric Brugel, 34*                          Trustee, President and         Managing Director, Friedman, Billings, Ramsey & Co.,
Potomac Tower                                Assistant Secretary            Inc.
1001 Nineteenth Street North
Arlington, VA  22209

Michael A. Willner, 40                       Trustee                        President, Catalyst Advisers, Inc. from September
11521 Potomac Road                                                          1996 to Present; President, Federal Filings, Inc.
Lorton, VA  22079                                                           from July 1986 to July 1995

F. David Fowler, 63                          Trustee                        Dean, The George Washington University School of
9450 Newbridge Drive                                                        Business and Public Management; Partner, KPMG Peat
Potomac, MD  20854                                                          Marwick from October 1969 to June 1992.


------------------------
* Messrs. Billings and Brugel are deemed to be "interested persons" of the Trust under the 1940 Act.

The Board of Trustees presently has an audit committee, a valuation committee, and a nominating committee. The members of each committee are Messrs. Eckert, Keeley, Willner and Fowler. The function of the audit committee is to recommend independent auditors and review and report on accounting and financial matters. The function of the valuation committee is to determine and monitor the value of the Funds' assets. The function of the nominating committee is to nominate persons to serve as disinterested trustees and trustees to serve on committees of the Board.

REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS.

Each Independent Trustee receives an annual retainer of $5,000 and a fee of $1,000 for each regular meeting and $500 for each committee meeting attended, plus expenses, and $250 for each telephonic meeting.

The officers of the Trust, their ages, addresses and principal occupations during the past five years, are as follows:

                                            Position(s) Held                    Principal Occupation
Name, Address and Age                       With the Trust                      During Past 5 Years
---------------------                       ----------------                    --------------------
Eric F. Billings, 44                        Chairman, Trustee,                  Vice-Chairman and Director, FBR Fund Advisers,
Potomac Tower                               Chief Financial Officer, Treasurer  Inc., Friedman, Billings, Ramsey & Co., Inc.,
1001 Nineteenth Street North                and Secretary                       Friedman, Billings, Ramsey, Investment
Arlington, Virginia  22209                                                      Management, Inc. and FBR Offshore Management Inc.

C. Eric Brugel, 34                          Trustee, President and Assistant    Managing Director, Friedman, billings, Ramsey &
Potomac Tower                               Secretary                           Co., Inc.
1001 Nineteenth Street North
Arlington, Virginia  22209

Frank J. Maresca, 38                        Assistant Treasurer                 Managing Director of Bear, Stearns & Co. Inc.
245 Park Avenue                                                                 since September 1994; Associate Director of Bear,
New York, NY 10167                                                              Stearns & Co. Inc. from September 1993 to
                                                                                September 1994; Executive Vice President of BSFM
                                                                                since March 1992; Vice President of Bear, Stearns
                                                                                & Co. Inc. from March 1992 to September 1993.

Vincent L. Pereira, 31                      Assistant Secretary                 Associate Director of Bear, Stearns & Co. Inc.
245 Park Avenue                                                                 since September 1995 and Vice President of BSFM
New York, New York 10167                                                        since May 1993; Vice President to September 1995;
                                                                                Assistant Vice President of Mitchell Hutchins
                                                                                from October 1992 to May 1993; Senior
                                                                                Relationship Manager of Mitchell Hutchins from
                                                                                June 1988 to October 1992.

The mailing address of each of the officers of the Trust is Potomac Tower, 1001 Nineteenth Street North, Arlington, Virginia 22209.

The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

                             ADVISORY AND OTHER CONTRACTS

INVESTMENT ADVISER.

FBR Fund Advisers, Inc. is the investment adviser to the Funds. The Adviser directs the investment of the Funds' assets, subject at all times to the supervision of the Trust's Board of Trustees. The Adviser continually conducts investment research and supervision for the Funds and is responsible for the purchase and sale of the Funds' investments.

The Adviser was organized as a Delaware corporation on September 30, 1996 and is registered as an investment adviser under the 1940 Act. It is an affiliate of Friedman, Billings, Ramsey & Co., Inc., Friedman, Billings, Ramsey Investment Management, Inc. and FBR Offshore Management, Inc. Affiliates of the Adviser manage approximately $200 million for numerous clients including individuals, banks and thrift institutions, investment companies, pension and profit sharing plans and trusts, estates and charitable organizations.

THE INVESTMENT ADVISORY AGREEMENT.

Unless sooner terminated, the Investment Advisory Agreement between the Adviser and the Trust on behalf of the Funds (the "Investment Advisory Agreement") provides that it will continue in effect as to each Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such continuance is approved at least annually by the Trustees or by vote of a majority of the outstanding shares of a Fund (as defined under "Additional Information"), and, in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose.

The Investment Advisory Agreement is terminable as to a Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by the Adviser. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of services pursuant to the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

Under the Investment Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser. In addition, the Investment Advisory Agreement provides that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of a Fund and are under common control with FBR as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.

PORTFOLIO TRANSACTIONS.

Pursuant to the Investment Advisory Agreement, the Adviser determines, subject to the general supervision of the Trustees of the Trust, and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price. While the Adviser generally seeks competitive spreads or commissions, a Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

Allocation of transactions to dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to the Adviser may receive orders for transactions by the Trust. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the investment advisory fees payable to the Adviser by a Fund. Such information may be useful to the Adviser in serving both the Trust and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Trust. The Trustees have authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Trustees have adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which require that the commission paid to affiliated broker-dealers must be "reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." At times, a Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

Investment decisions for a Fund are made independently from those made for the other funds of the Trust or any other investment company or account managed by the Adviser. Such other funds, investment companies or accounts may also invest in the same securities in which a Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other fund, investment company or account. In some instances, this investment procedure may affect the price paid or received by a Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the Fund had participated in or been allocated such trades. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other funds of the Trust or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Trust, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of the Adviser, its parents or subsidiaries or affiliates and, in dealing with their commercial customers, the Adviser, its subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.

PORTFOLIO TURNOVER.

The portfolio turnover rate is calculated by dividing the lesser of each Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less.

DISTRIBUTORS.

Friedman, Billings, Ramsey & Co., Inc., located at Potomac Tower, 1001 Nineteenth Street North, Arlington, Virginia 22209, and FBR Direct, Inc., located at the same address, each serves as a non-exclusive underwriter and distributor (the "Distributors") of the Funds' shares pursuant to agreements which are renewable annually. Each of the Distributors is entitled to receive payments under the Funds' Distribution and Shareholder Servicing Plans described below.

ADMINISTRATOR.

Under the terms of an Administration Agreement with the Trust on behalf of the Funds, Bear Stearns Funds Management Inc. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., generally supervises certain operations of the Funds, subject to the overall authority of the Trust's Board of Trustees in accordance with Delaware law.

From time to time, BSFM may waive receipt of its fees, which would have the effect of lowering a Fund's expense ratio and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. The Funds will not pay BSFM at a later time for any amounts it may waive.

Under the terms of an Administration and Accounting Services Agreement with the Trust on behalf of the Funds, PFPC Inc. provides certain administration and accounting services to the Funds.

CUSTODIAN AND TRANSFER AGENT.

Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, is the Funds' custodian. PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Funds' transfer agent, dividend disbursing agent and registrar (the "Transfer Agent"). The Transfer Agent also provides certain administrative services to the Funds. Neither of them has any part in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

DISTRIBUTION PLAN.

Under a plan adopted by the Trust's Board of Trustees pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), each Fund pays each Distributor for distributing Fund shares and for providing personal services to, and/or maintaining accounts of, Fund shareholders a fee at the annual rate of 0.25% of the average daily net assets of the Fund shares for which it is the distributor of record. Under the Plan, the Distributors may pay third parties in respect of these services such amount as they may determine. The fees paid to the Distributors under the Plan are payable without regard to actual expenses incurred. The Trust understands that these third parties also may charge fees to their clients who are beneficial owners of Fund shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from the Distributors under the Plan.

In approving the Plan in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Trustees (including the Independent Trustees, being Trustees who are not "interested persons", as defined by the 1940 Act, of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan) considered various factors and determined that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders. The Plan will continue in effect as to a Fund from year to year if specifically approved annually (a) by the majority of such Fund's outstanding voting shares or by the Board of Trustees and (b) by the vote of a majority of the Independent Trustees. While the Plan remains in effect, the Trust's Principal Financial Officer shall prepare and furnish to the

Board of Trustees a written report setting forth the amounts spent by each Fund under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval and all material amendments to the Plan must be approved by the Board of Trustees and by the Independent Trustees cast in person at a meeting called specifically for that purpose. While the Plan is in effect, the selection and nomination of the Independent Trustees shall be made by those Independent Trustees then in office.

INDEPENDENT ACCOUNTANTS.

Arthur Andersen LLP, 8000 Tower Cresent Drive, Vienna, VA 22182, serves as independent accountants to the Funds.

LEGAL COUNSEL.

Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005 is the counsel to the Trust.

EXPENSES.

Each Fund bears certain expenses relating to its operations; such expenses include, but are not limited to, the following: taxes, interest, brokerage fees and commissions, fees of the Trustees, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory fees, fees and out-of-pocket expenses of the custodian, administrators and transfer agent, certain insurance premiums, costs of maintenance of the Fund's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.

                                ADDITIONAL INFORMATION

DESCRIPTION OF SHARES.

The Trust is a Delaware business trust. The Delaware Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Trust presently is authorized to issue four series of shares, which represent interests in the FBR Small Cap Financial Fund, the FBR Financial Services Fund, the FBR Information Technologies Fund and the FBR Growth/Value Fund. The Trust's Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Trust's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shares of a Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective funds of the Trust, of any general assets not belonging to any particular fund which are available for distribution.

Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. On any matter submitted to a vote of the shareholders, all shares are voted separately by individual series (funds), and whenever the Trustees determine that the matter affects only certain series, may be submitted for a vote by only such series, except (1) when required by the 1940 Act, shares are voted in the aggregate and not by individual series; and (2) when the Trustees have determined that the matter affects the interests of more than one series and that voting by shareholders of all series would be consistent with the 1940 Act, then the shareholders of all such series shall be entitled to vote thereon (either by individual series or by shares voted in the aggregate, as the Trustees in their discretion may determine). The Trustees may also determine that a matter affects only the interests of one or more classes of a series, in which case (or if required under the 1940 Act) such matter shall be voted on by such class or classes. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a vote of the holders of at least two-thirds of the outstanding shares of the Trust. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having a net asset value of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund of the Trust affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, a Fund will not be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

SHAREHOLDER AND TRUSTEE LIABILITY.

The Delaware Business Trust Act provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Delaware Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust. The Delaware Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Delaware Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Delaware Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of a Fund or the conduct of the Trust's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.

As of June 20, 1997, the following persons held of record 5% or more of the outstanding shares of the Funds. Financial Services Fund: FMT Co. Custodian IRA Rollover Account (for the benefit of its customers), 64 Eisenhower Drive, Middletown, N.Y. 10940 owned 60,698 shares (6.3%); Endeavour Capital Partners LP, 555 Madison Avenue, New York, N.Y. 10022 owned 75,301 shares (7.8%); and Charles Schwab & Co. (for the benefit of its customers), 101 Montgomery Street, San Francisco, Ca. 94104 owned 100,865 shares (10.4%). Small Cap Financial
Fund: The Northern Trust Co. (for the benefit of its customers), P.O. Box 92956, Chicago, Ill. 60675 owned 43,087 shares (6.0%); FMT Co. Custodian IRA Rollover Account (for the benefit of its customers), 64 Eisenhower Drive, Middletown, N.Y. 10940 owned 60,863 shares (8.4%); and Charter Michigan Bancorp Inc., 13606 Michigan Avenue, Dearborn, MI 48126 owned 39,463 shares (5.5%). Growth/Value Fund: Bear Stearns Securities Corp., 1 Metrotech Center North, Brooklyn, N.Y. 11201 owned 24,310 shares (13.3%); and Charles Schwab & Co., Inc. (for the benefit of its customers), 101 Montgomery Street, San Francisco, Ca. 94104 owned 18,645 shares (10.2%).

MISCELLANEOUS.

As used in the Prospectus and in this Statement of Additional Information, "assets belonging to a fund" means the consideration received by the Trust upon the issuance or sale of shares of a fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular fund that are allocated to that fund by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular fund of the Trust will be the relative net asset value of each respective fund at the time of allocation. Assets belonging to a particular fund are charged with the direct liabilities and expenses in respect of that fund, and with a share of the general liabilities and expenses of each of the funds not readily identified as belonging to a particular fund, which are allocated to each fund in accordance with its proportionate share of the net asset values of the Trust at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular fund will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular fund are conclusive.

As used in the Prospectus and in this Statement of Additional Information, a "vote of a majority of the outstanding shares" of a Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Trust is registered with the Commission as an open-end management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Trust.

The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESMAN, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION.

                                      APPENDIX A

DESCRIPTION OF SECURITY RATINGS.

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by the Adviser with regard to portfolio investments for the Fund include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thompson BankWatch, Inc. ("Thompson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Adviser and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

LONG-TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds).

Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (E.G., 1, 2, and 3) in each rating category to indicate the security's ranking within the category):

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements, I.E., their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB. Debt rated BB is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

Description of the three highest long-term debt ratings by Duff:

     AAA. Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

     AA+, AA, AA-. High credit quality protection factors are strong Risk is modest but may vary slightly from time to time because of economic conditions.

     A+, A, A-. Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

     AAA. Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA. Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

     A. Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     IBCA's description of its three highest long-term debt ratings:

     AAA. Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

     AA. Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

     A. Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

Moody's description of its three highest short-term debt ratings:

Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:

     A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

     A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

     A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Duff's description of its five highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

     Duff 1+. Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade.

Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Fitch's description of its four highest short-term debt ratings:

     F-1+. Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1. Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

     F-2. Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

     F-3. Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

IBCA's description of its three highest short-term debt ratings:

     A+.  Obligations supported by the highest capacity for timely repayment.

     A1.  Obligations supported by a very strong capacity for timely repayment.

     A2. Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

SHORT-TERM DEBT RATINGS. Thompson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

TBW Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, TBW does not suggest specific investment criteria for individual clients. The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less. The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

TBW-1. The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

TBW-3. The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4. The lowest rating category; this rating is regarded as non-investment grade and, therefore, speculative.

DEFINITIONS OF CERTAIN MONEY MARKET INSTRUMENTS.

Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit. Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations. U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations. Obligations issued by agencies and instrumentalities of the U.S. Government include such agencies and instrumentalities as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the

Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                                 FINANCIAL STATEMENTS

     The financial statements (unaudited) contained in the Funds' semi-annual report to shareholders dated April 30, 1997 are incorporated herein by reference.

                         STATEMENT OF ASSETS AND LIABILITIES

                                  December 16, 1996

                                                                      FBR Financial       FBR Small Cap              FBR Small Cap
Assets:                                                               Services Fund      Financial Fund          Growth/Value Fund
-------                                                               -------------      --------------          -----------------
     Cash in Bank . . . . . . . . . . . . . . . . . . . . . . . . .   $      33,333      $       33,333          $          33,334
     Deferred organization expenses (Note 3). . . . . . . . . . . .          71,667              71,667                     71,666
                                                                      -------------      --------------          -----------------
Total Assets. . . . . . . . . . . . . . . . . . . . . . . . . . . .         105,000             105,000                    105,000
                                                                      -------------      --------------          -----------------
Liabilities --Organization expenses payable                                  71,667              71,667                     71,666
                                                                      -------------      --------------          -----------------
Net Assets (as to each Fund, equivalent to $12.00 per share on        $      33,333      $       33,333          $          33,334
    2,778 units of beneficial interest (no par value) outstanding     -------------      --------------          -----------------
    with an indefinite number of authorized shares of beneficial      -------------      --------------          -----------------
    interest) (Notes 1 and 2) . . . . . . . . . . . . . . . . . . .
Net Asset Value and Redemption Price                                  $       12.00      $        12.00          $           12.00
per share of beneficial interest (Note 4) . . . . . . . . . . . . .   -------------      --------------          -----------------
                                                                      -------------      --------------          -----------------


-------------------------
(1) The FBR Family of Funds (the "Trust") is a registered open-end management investment company organized under the laws of Delaware on April 30, 1996. The Trust currently has four separate portfolios registered under the Investment Company Act of 1940, as amended, of which the three portfolios indicated above are expected to commence operations on or about January 2, 1997. To date, the Trust has not had any transactions other than those relating to organizational matters and the sale of 2,778 shares of beneficial interest each in FBR Financial Services Fund, FBR Small Cap Financial Fund and FBR Small Cap Growth/Value Fund (collectively, the "Funds") to Friedman, Billings, Ramsey and Co., Inc. (the "Distributor").

(2) FBR Fund Advisers, Inc. will serve as investment adviser (the "Adviser") to the Funds. The Adviser, an affiliate of Friedman, Billings, Ramsey & Co., Inc., is entitled to receive annual advisory fees, which are paid monthly, of 0.90% of the average daily net assets of each of the Funds. The Adviser may periodically waive all or a portion of its advisory fee with respect to the Funds.

     The Trust has entered into a Distribution Agreement with the Distributor on behalf of each of the Funds. Certain officers and/or Trustees of the Fund are officers and/or directors of the Distributor.

(3) Deferred organization expenses will be amortized over a period from the date each of the Funds commence operations not exceeding sixty months. In the event that the Funds' initial shareholder or any transferee of the Funds' initial shareholder redeems any of its original shares prior to the end of the sixty month period, the proceeds of the redemption payable in respect of such shares shall be reduced by the pro rata share (based on the proportionate share of original shares outstanding at the time of redemption) of the unamortized deferred organization expenses as of the date of such redemption. In the event that the Funds are liquidated prior to the end of the sixty month period, the Funds' initial shareholder or the transferee of the Funds' initial shareholder shall bear the unamortized deferred organization expenses.

(4) Shares held 90 days or less may be subject to a 1.00% redemption fee (expressed as a percentage of redemption amount).

                       REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of The FBR Family of Funds:

We have audited the accompanying statements of assets and liabilities of the FBR Financial Services Fund, the FBR Small Cap Financial Fund, and the FBR Small Cap Growth/Value Fund each of which is a series of The FBR Family of Funds (a Delaware business trust, the "Trust") as of December 16, 1996. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statements of assets and liabilities referred to above present fairly, in all material respects, the financial position of the FBR Financial Services Fund, the FBR Small Cap Financial Fund, and the FBR Small Cap Growth/Value Fund as of December 16, 1996, in conformity with generally accepted accounting principles.

                                             /s/Arthur Andersen LLP

Washington, D. C.
December 17, 1996